UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 23, 2014

CARDINAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-24557	54-1874630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8270 Greensboro Drive, Suite 500 McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (703) 584-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

The Registrant is amending its Form 8-K, originally filed on April 23, 2014, to include the voting results for William E. Peterson, which were inadvertently omitted from the original filing. For convenience, the entire Form 8-K has been re-filed in this Form 8-K/A, in all other respects, the original Form 8-K remains the same.

Item 2.02                                           Results of Operations and Financial Condition.

On April 23, 2014, Cardinal Financial Corporation (“Cardinal”) issued a press release reporting its financial results for the period ended March 31, 2014.  A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 2.02.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

Cardinal Financial Corporation (the “Company”) held its Annual Meeting of Shareholders on April 25, 2014 (the “Annual Meeting”).  At the Annual Meeting, the shareholders of the Company elected one director to serve a term of one year and three directors to serve for three-year terms each, approved the non-binding resolution to endorse the Company’s executive compensation program, and ratified the Company’s appointment of KPMG LLP as the Company’s independent auditors for 2014.  The voting results for each proposal are as follows:

1.              To elect as director for a term of one year, expiring at the 2015 annual meeting of shareholders:

	For	Withhold	Broker Non-Vote
Barbara B. Lang	24,447,469	165,129	3,321,142

To elect as directors for a term of three years each, expiring at the 2017 annual meeting of shareholders:

	For	Withhold	Broker Non-Vote
B. G. Beck	23,266,097	1,346,501	3,321,142
William G. Buck	22,302,863	2,309,735	3,321,142
Sidney O. Dewberry	22,975,106	1,637,492	3,321,142
William E. Peterson	20,484,477	4,128,121	3,321,142

2.              To approve the following advisory (non-binding) proposal:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.

For	Against	Abstain	Broker Non-Vote
19,576,337	4,811,337	224,924	3,321,142

3.              To ratify the appointment of KPMG LLP as the Company’s independent auditors for 2014:

For	Against	Abstain	Broker Non-Vote
27,619,078	243,707	70,955	—

Item 8.01                                           Other Events.

On April 23, 2014, Cardinal’s Board of Directors declared a cash dividend of $0.08 for each share of its common stock outstanding. The dividend is payable on May 23, 2014 to shareholders of record on May 8, 2014. Based on the current number of shares outstanding, the aggregate payment will be approximately $2,557,000.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL FINANCIAL CORPORATION
(Registrant)

Date: May 1, 2014	By:	/s/ Mark A. Wendel
Mark A. Wendel
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 23, 2014.